UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240 14a-12

ETHZILLA CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2875 South Ocean Blvd., Suite 200
Palm Beach, Florida 33480

November 4, 2025

To Our Stockholders:

The Board of Directors (“Board”) and officers of ETHZilla Corporation, a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend a virtual special meeting of stockholders, which we refer to as the Special Meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date: December 16, 2025

Time: 9:00 am Pacific Time

Virtual Meeting Site: https://edge.media-server.com/mmc/go/ethz2025SGM

You will not be able to attend the Special Meeting physically. The Special Meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the Special Meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/ethz2025SGM, with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the Special Meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the Special Meeting with your Request ID.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about November 4, 2025, to our stockholders of record as of the close of business on November 4, 2025. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

The Notice of Special Meeting (“the “Notice”) and Proxy Statement (the “Proxy Statement”), is also available at https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. Stockholders may also request a copy of the Proxy Statement by contacting our main office at (650) 507-0669.

In connection with the Special Meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying Proxy Statement. Whether or not you plan to attend the Special Meeting, we urge you to read the Proxy Statement (and any documents incorporated into the Proxy Statement by reference) and consider such information carefully before voting. The Proxy Statement describes the business to be considered and acted upon by the stockholders at the Special Meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the Special Meeting virtually, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the Special Meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by mail, Internet or telephone.

Our Board encourages your participation in the Company’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Proxy Statement. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ McAndrew Rudisill
McAndrew Rudisill
Chief Executive Officer and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Special Meeting of Stockholders to Be Held on December 16, 2025.

Our Proxy Statement is available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. Stockholders may also vote prior to the meeting at https://www.iproxydirect.com/ethz.

ETHZILLA CORPORATION
2875 South Ocean Blvd., Suite 200
Palm Beach, Florida 33480

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2025

To the Stockholders of ETHZilla Corporation:

We are pleased to provide you notice of, and to invite you to attend, a Special Meeting of the stockholders of ETHZilla Corporation, a Delaware corporation (“ETHZilla”, the “Company”, “we” and “us”), which will be held on December 16, 2025, at 9:00 am, Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the Special Meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM. See also “Instructions For The Virtual Special Meeting”, beginning on page 1. The Special Meeting is being held for the following purposes:

1.      To approve for purposes of complying with Section 5635(d) of the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Amendment and Waiver Agreement dated September 22, 2025, between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes (the “CN Nasdaq 20% Cap Removal Proposal”). The Board unanimously recommends that the stockholders vote “FOR” the approval of the CN Nasdaq 20% Cap Removal Proposal.

2.      To approve the adjournment of the Special Meeting, if necessary. The Board recommends that you approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the CN Nasdaq 20% Cap Removal Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Any action may be taken on the foregoing proposal at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Special Meeting. Our Board has fixed the close of business on October 17, 2025, as the record date for determining those stockholders entitled to vote at the Special Meeting and any adjournment or postponement thereof. Accordingly, only common stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

We cordially invite you to attend the Special Meeting. However, to ensure your representation at the Special Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the Proxy Statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed Proxy Statement is first being mailed to stockholders on or about November 4, 2025, and is also available at https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. Stockholders may also request a copy of the Proxy Statement by contacting our main office at (650) 507-0669.

Even if you plan to attend the Special Meeting virtually, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683).

By Order of the Board:

/s/ McAndrew Rudisill
McAndrew Rudisill
Chief Executive Officer and Executive Chairman
Palm Beach, Florida
November 4, 2025
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

ii

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

General Information

Time, Date and Place

ETHZilla Corporation (“we,” “us”, “our” or the “Company”) has provided these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our Special Meeting of stockholders, which we refer to as our Special Meeting, or the “Meeting”, on December 16, 2025 at 9:00 am, Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM. See also “Instructions For The Virtual Special Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on or about November 4, 2025. You are invited to attend the Special Meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information. If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the Special Meeting.

Instructions For The Virtual Special Meeting

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://edge.media-server.com/mmc/go/ethz2025SGM and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the Special Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions During the Special Meeting

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chairperson of the meeting has broad authority to conduct the Special Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Special Meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairperson of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairperson believes, in his or her discretion, should not be addressed at the Special Meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials via the Internet at https://www.iproxydirect.com/ethz or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Special Meeting if you were a stockholder of record as of the close of business on October 17, 2025 (the “Record Date”).

At the close of business on the Record Date, there were 16,022,281 shares of our common stock outstanding, which does not include 645,072 shares repurchased by the Company and held as treasury shares as of the Record Date; and (b) no shares of Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 16,022,281 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our Special Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for” Proposals 1 and 2, or otherwise determined by the proxies.

The only matters that we expect to be presented at our Special Meeting are set forth in the notice of Special Meeting. If any other matters properly come before our Special Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•        At the virtual Special Meeting.    You may vote during the meeting by following the instructions available on the meeting website during the meeting.

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided in the notice.

•        By Telephone.    If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

•        By Fax.    If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

•        By Mail.    If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for the Proposal”, below.

Providing and Revoking Proxies

The presence of a stockholder at our Special Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•        submitting a written revocation prior to the Special Meeting to the Corporate Secretary, ETHZilla Corporation, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480;

•        submitting another signed and later dated proxy card and returning it by mail in time to be received before our Special Meeting or by submitting a later dated proxy by the Internet, fax or telephone prior to the Special Meeting; or

•        attending our Special Meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock at the close of business on the record date, October 17, 2025, and our guests. You will be asked to provide your control number in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Special Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the Special Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairperson of the meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairperson may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on the agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	CN Nasdaq 20% Cap Removal Proposal	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No
2	Approval of the adjournment of the Special Meeting, if necessary.	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No

____________

*        See also “Quorum”, below. The column “Broker Discretionary Voting Allowed” is based on our belief as of the date of this Proxy Statement; however, the NYSE may determine that any of the proposals above are a discretionary matter. In that case brokers will have the ability to vote on such matter even if you do not vote your shares at the Meeting.

Approval of Proposals 1 and 2 require the affirmative vote of a majority of the votes cast on such proposal present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided that a quorum exists at the Special Meeting. Votes cast “against” Proposals 1 and 2 will count against the approval of the proposal. Abstentions will not be counted as votes cast and will have no effect on these proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where shareholders have not provided discretionary authority, and as such will have no effect on these proposals.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the Special Meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board Voting Recommendations

Our Board recommends that you vote your shares:

•        “FOR” approval for purposes of complying with Section 5635(d) of the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of the Amendment and Waiver Agreement dated September 22, 2025, between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes (Proposal 1).

•        “FOR” approval of the adjournment of the Special Meeting, if necessary (Proposal 2).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay Equiniti Trust Company a fee not expected to exceed $10,000 plus costs and expenses. In addition, Equiniti Trust Company and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Equiniti Trust Company will tabulate the votes and act as inspector of voting for the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you are receiving multiple copies of the Proxy Statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (650) 507-0669 or by sending a written request to our Corporate Secretary at our principal executive offices at 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Notice of Internet Availability of Proxy Materials or Proxy Statement, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any business to be presented at the Special Meeting other than as set forth in the Proxy Statement. If any other matters should properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Reverse Stock Split

Effective on October 20, 2025 at 12:01 a.m. Eastern Time, we affected a 1-for-10 reverse stock split of our then outstanding common stock (the “Reverse Stock Split”). No fractional shares were issued in connection with the Reverse Stock Split, and stockholders who would otherwise be entitled to receive a fractional share instead received cash in lieu of such fractional share, based upon the closing sale price of the common stock on the trading day immediately prior to the effective time of the Reverse Stock Split, as reported on the Nasdaq Capital Market.

In connection with the Reverse Stock Split discussed above, all outstanding options, warrants, and other securities entitling their holders to purchase or otherwise receive shares of common stock were adjusted, as required by the terms of each security. The number of shares available to be awarded under the Company’s equity incentive plans were also appropriately adjusted. Following the Reverse Stock Split, the par value of the common stock remained unchanged at $0.0001 par value per share. The Reverse Stock Split did not change the authorized number of shares of common stock or preferred stock.

The effects of the Reverse Stock Split have been retroactively reflected throughout this Proxy Statement.

Definitions

Unless the context requires otherwise, references in this Proxy Statement to the “Company,” “we,” “us,” “our,” “ETHZilla” and “ETHZilla Corporation” refer specifically to ETHZilla Corporation and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•        “Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•        “SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•        “Securities Act” refers to the Securities Act of 1933, as amended.

Forward-Looking Statements and Website Links

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q, and where applicable the risk factors set forth in Item 8.01 of our Current Reports on Form 8-K, and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

References to Additional Information

You may also request a copy of this Proxy Statement from Equiniti Trust Company, the Company’s proxy agent, at the following address and telephone number:

Equiniti Trust Company
One Glenwood Ave., Suite 1001, Raleigh,
North Carolina, 27603

C/O Issuer Direct Compliance

1110 Centre Point Curve

Suite 101

Mendota Heights, MN 55120
(919) 481-4000, or 1-866-752-VOTE (8683)

Voting Rights and Principal Stockholders

Holders of record of our common stock, at the close of business on the Record Date, will be entitled to vote at the Special Meeting, on all matters properly presented at the Special Meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 16,022,281 shares of our common stock outstanding, which does not include 645,072 shares repurchased by the Company and held as treasury shares as of the Record Date; and (b) no shares of Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 16,022,281 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as such term is defined in our Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated by reference herein, see also “Incorporation by Reference”, below); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 2875 South Ocean Blvd, Suite 200, Palm Beach, Florida 33480.

Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock**
Directors, Officers and Named Executive Officers
McAndrew Rudisill	633,090	(1)	3.8%
Eric R. Van Lent	3,317	(2)	*
Ryan Smith	510,220	(3)	3.1%
Andrew Suckling	—		—
Crystal Heter	—		—
Jason New	633,090	(4)	3.8%
Blair Jordan£	509,002	(5)	3.1%
James N. Woody£	—		—
Omar Jimenez£	—		—
Jonathan Rothbard£	324		*
Ozan Pamir£	—		—

Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock**
Quan Anh Vu£	—		—
All officers and directors as a group (6 persons)	2,412,806		15.1%

5% Stockholders
Hudson Bay PH XXII LLC(6)	1,770,700	(7)	9.99%
Hudson Bay Special Opportunities Master Fund (D) LP(8)	1,770,700	(7)	9.99%
Steadfast Capital Management LP(9)	1,132,075	(10)	7.1%
FF Consumer Growth II, LP(11)	1,159,224	(12)	7.2%
Electric Capital Partners Frontier Master Fund, LP(13)	1,375,956	(14)	8.6%
Cyber Citadel(15)	1,499,819	(16)	9.4%
Citadel Securities GP LLC(17)	841,819	(18)	5.3%
Pemble Brian James(19)	815,574		5.1%

____________

*        Less than one percent.

**      Percentages based upon 16,022,281 shares of our common stock outstanding as of the Record Date.

£        Former Named Executive Officer, no longer serving as an officer or director of the Company. Beneficial ownership is based on either (a) the last beneficial ownership disclosed to the Company from such persons; or (b) the record shareholders list of the Company as of the Record Date, and may not reflect the total number of shares of common stock of the Company beneficially owned by the noted individual as of such date.

(1)      Includes 3,773 shares of common stock held by each of BER I, LLC, GER I, LLC, and MRR I, LLC, which entities Mr. Rudisill serves as managing partner of, and therefore may be deemed to beneficially own the securities held by such entities. Also includes, 45,283 shares of common stock held by Pelagic Capital Advisors LLC, which entity Mr. Rudisill serves as the managing partner and founder of, and therefore may be deemed to beneficially own the securities held by such entity. Also includes warrants to purchase 480,787 shares of common stock of the Company with an exercise price of $27.75 per share and 95,700 shares of common stock with an exercise price of $34.45 per share, which remain outstanding until exercised, which are held by PCAO LLC, which entity Mr. Rudisill is the managing partner and therefore may be deemed to beneficially own the securities held by such entity.

(2)      Includes options to purchase 2,500 shares of common stock with an exercise price of $9.29 per share. Does not include any options which are not exercisable by the holder to date or within 60 days of the Record Date pursuant to their terms.

(3)      Includes options to purchase 25,500 shares of common stock with an exercise price of $9.29 per share; options to purchase 390,898 shares of common stock with an exercise price of $29.20 per share, and options to purchase 77,104 shares of common stock with an exercise price of $30.10 per share.

(4)      Includes warrants to purchase 576,487 shares of common stock at an exercise price of $27.75 per share and warrants to purchase 95,700 shares of common stock at an exercise price of $34.45 per share, held by New Island Advisors LLC, of which Mr. New is the founder and managing partner, and therefore deemed to beneficially own the securities held by such entity. Also includes 566,035 shares of common stock held by New Island Capital LLC, of which Mr. New is the founder and managing partner, and therefore deemed to beneficially own the securities held by such entity.

(5)      Includes options to purchase 41,000 shares of common stock with an exercise price of $9.29 per share; options to purchase 390,898 shares of common stock with an exercise price of $29.20 per share, and options to purchase 77,104 shares of common stock with an exercise price of $30.10 per share.

(6)      Hudson Bay Capital Management LP, the investment manager of Hudson Bay PH XXII LLC, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay PH XXII LLC and Sander Gerber disclaims beneficial ownership over these securities. Address is c/o Hudson Bay Capital Management LP, 290 Harbor Drive, Floor 3, Stamford, CT 06902.

(7)     Represents the number of shares of our common stock beneficially owned by each of Hudson Bay PH XXII LLC (“PH XXII”), Hudson Bay Special Opportunities Master Fund (D) LP (“HBSOMP”) and Hudson Bay Master Fund Ltd. (“HBMF”, and together with PH XXII and HBSOMP, the “Funds”) which entities are under common control, as of October 3, 2025 (the last date that such ownership was made available to the Company), after giving effect to the Maximum Percentage (as defined and discussed below under “Proposal 1 Approval of the CN Nasdaq 20% Cap Removal Proposal — Conversion”). Without regard to the Maximum Percentage, as of October 3, 2025 (the latest date that the Company has information from the Funds), the Funds would beneficially own an aggregate of 26,832,326 shares of our common stock, consisting of (A) 22,938,267 shares of our common stock beneficially owned by PH XXII, consisting of (i) 16,040,128 shares of our common stock underlying the Existing Convertible Notes, convertible at a conversion price of $30.50, and (ii) 68,981,385 shares of our common stock underlying the New Convertible Notes, convertible at a conversion price of $30.50; (B) 3,892,276 shares of our common stock beneficially owned by HBSOMP, consisting of (i) 2,721,767 shares of our common stock underlying the New Convertible Notes, convertible at a conversion price of $30.50, and (ii) 1,170,509 shares of our common stock underlying the Existing Convertible Notes, convertible at a conversion price of $30.50; and (C) 1,783 shares of our common stock previously acquired by HBMF.

(8)      Hudson Bay Capital Management LP, the investment manager of Hudson Bay Special Opportunities Master Fund (D) LP, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Special Opportunities Master Fund D LP and Sander Gerber disclaims beneficial ownership over these securities. Address is c/o Hudson Bay Capital Management LP, 290 Harbor Drive, Floor 3, Stamford, CT 06902.

(9)      All information in footnotes (9) and (10) comes from the Schedule 13G filed by Mr. Robert S. Pitts, Jr, Steadfast Capital Management LP (“Investment Manager”), American Steadfast, L.P. (“American Steadfast”) and Steadfast International Master Fund Ltd. (“Offshore Fund”) on August 12, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. The business address of each of Mr. Pitts, the Investment Manager and American Steadfast is 450 Park Avenue, 20th Floor, New York, New York 10022. The business address of the Offshore Fund is c/o Morgan Stanley Fund Services (Cayman) Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

(10)    Mr. Pitts, Investment Manager, American Steadfast and Offshore Fund beneficially own an aggregate of 1,132,075 shares of the Company’s common stock. Specifically: (i) The Investment Manager beneficially owns 1,132,075 shares of common stock; (ii) American Steadfast beneficially owns 410,943 shares of common stock; (iii) The Offshore Fund beneficially owns 721,132 shares of common stock; and (iv) Mr. Pitts beneficially owns 1,132,075 shares of common stock.

(11)    All information in footnotes (11) and (12) comes from the Schedule 13G filed by FF Consumer Growth II, LP (“FFCG II”); The Founders Fund Growth II Management, LP (“FFCG II GP”); FF Upper Tier GP, LLC (“FFCG II UGP”); FF Consumer Growth, LLC (“FFCG LLC”); The Founders Fund Growth Management, LLC (“FFGM”) and Mr. Peter Thiel (“Thiel”), on August 11, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. Such reporting persons expressly disclaim status as a “group” for purposes of this Schedule 13G. Each of the following entities and person have the following business address: One Letterman Dr., Building D, 5th Floor, San Francisco, CA 94129.

(12)    The reporting persons’ ownership of the Company’s securities consists of (i) 893,599 shares of common stock directly held by FFCG II and (ii) 265,625 shares of common stock directly held by FFCG LLC. FFCG II GP is the general partner of FFCG II and FFCG II UGP is the general partner of FFCG II GP. FFGM is the manager of FFCG LLC. Thiel is the manager of each of FFCG II UGP and FFGM and possesses power to direct the voting and disposition of the securities held by each of FFCG II and FFCG LLC.

(13)    All information in the footnotes (13) and (14) comes from the Schedule 13G filed by Electric Capital Partners Frontier Master Fund, LP (“Master Fund”), Electric Capital Partners Frontier Fund GP, LLC (“General Partner”) and Electric Capital Partners, LLC (“Investment Manager”), on October 2, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. The business address of the Master Fund is 103 South Church Street, #472 George Town, Cayman Islands KY1-1106. The business address of each of the General Partner and the Investment Manager is 855 El Camino Real, #13A-152, Palo Alto, California 94301.

(14)    The Master Fund, General Partner and Investment Partner share the voting and dispositive power associated with the 1,375,956 shares of common stock.

(15)    All information in the footnotes (15) and (16) comes from the Schedule 13G filed by Cyber Citadel and Konstantin Lomashuk, on October 1, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. The address for the principal business office of Cyber Citadel is: 71 Fort Street, 3rd Floor, George Town, Grand Cayman KY1-1111. The address for the principal business office of Konstantin Lomashuk is: c/o Cyber Citadel, 71 Fort Street, 3rd Floor, George Town, Grand Cayman KY1-1111. Konstantin Lomashuk may be deemed to possess voting and dispositive power of the securities held by Cyber Citadel in his capacity as sole owner of a controlling interest in Cyber Citadel and its affiliates.

(16)    Includes warrants held by Cyber Citadel that are exercisable for 12,430 shares of common stock. At no time shall the warrants be exercisable when such exercise would result in Cyber Citadel obtaining in excess of 9.99% of the Company’s common stock issued and outstanding following such exercise as determined in accordance with Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder.

(17)    All information in the footnotes (17) and (18) comes from the Schedule 13G filed by Citadel Securities GP LLC (“CSGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), and Mr. Kenneth Griffin, with respect to the securities of the Company owned by Citadel Securities and Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), on September 25, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. Address: 830 Brickell Plaza, Miami, Florida 33131.

(18)    CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP.

(19)    All information in this footnote comes from the Schedule 13G filed by Pemble Brian James, with respect to the securities of the Company owned by Pemble Brian James, on October 15, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. Address: 940 Private Rd, Winnetka, IL 60093.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

Proposal 1
Approval of the CN Nasdaq 20% Cap Removal Proposal

General

As previously disclosed in the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on August 11, 2025, as amended by Amendment No. 1 thereto filed with the SEC on August 21, 2025 (see, which is incorporated by reference herein — see “Incorporation by Reference”, below), on August 8, 2025 (the “Initial Closing Date”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with investment funds managed by an institutional investor (the “Investor”), under which the Company agreed to sell and issue to the Investor senior secured convertible notes (the “Existing Convertible Notes”) in the aggregate principal amount of $156,250,000 (the “Original Principal Amount”) in exchange for cash equal to 96.0% of the Original Principal Amount (the “Original Debt Financing”).

On September 22, 2025, the Company entered into an Amendment and Waiver Agreement with the Investor (the “Amendment Agreement”), pursuant to which, among other things (a) the Company agreed to sell a new series of senior secured convertible notes to the Investor (the “New Convertible Notes”, and together with the Existing Convertible Notes, the “Convertible Notes”); (b) the Company and the Investor agreed to partially waive and modify certain terms of the Existing Convertible Notes and the Securities Purchase Agreement, including: (i) to reduce the interest rate from 4% to 2% (ii) permitting the Company to Stake (as defined in the Security Purchase Agreement) the collateral held in the Company’s crypto control accounts, (iii) allowing the Company to use the yield of any cash held in the controlled accounts (less the accrued and unpaid interest on the Convertible Notes and any other amounts then due and payable to the Investor), in the ordinary course of business, and (iv) to permit one or more additional subsequent placements (not including any variable rate transaction) solely consisting of the sale of common stock (x) with gross proceeds not in excess of an aggregate of $1 billion, subject to certain pre-requisites, or (y) at any time if such applicable purchase price exceeds $4.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

The New Convertible Notes were sold to the Investors on September 23, 2025 (the “Effective Date”), in the aggregate principal amount of $350 million (the “New Principal Amount”) in exchange for cash equal to 97.25% of the New Principal Amount (the “New Debt Financing”). The New Convertible Notes were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

General Terms of the New Convertible Notes

The New Convertible Notes bear interest at a rate of 2.00% per annum through the maturity date, which is September 23, 2028 (the “Maturity Date”) or earlier conversion or redemption date. The interest rate will increase to a rate of 18.0% per annum upon the occurrence and during the continuance of an event of default under the New Convertible Notes. The New Convertible Notes are secured by $50 million of Ether (ETH) (the “ETH Collateral”) and approximately $500 million in cash (the “Cash Collateral”).

At any time after May 8, 2026, the Investor shall have the right to require that the Company redeem all or any part of the outstanding New Convertible Notes. If at any time after the Effective Date, (i) the loan to value ratio of the New Convertible Notes is greater than 85%, or (ii) upon the occurrence of any Trigger Event (as defined in the New Convertible Notes), the Investor shall have the right to require that the Company redeem all or any part of the outstanding note in cash at a price equal to 100% of the amount of such New Convertible Note being redeemed.

Conversion

The New Convertible Notes provide that the Investor may convert all or any portion of the principal amount of such New Convertible Notes, together with any accrued and unpaid interest thereon, at an initial conversion price of $3.05 (the “Conversion Price”), which is subject to a downward only reset on May 8, 2026, and each three month anniversary thereafter (each a “Reset Date”) equal to the closing bid price of the common stock on each such Reset Date, to the extent such price is less than the Conversion Price. The Investor is not permitted to convert the New Convertible Notes to the extent that the shares of common stock deliverable upon conversion thereof would exceed 19.99% of the Company’s outstanding shares immediately prior to executing the Amendment Agreement (the “Exchange Cap”) without prior stockholder approval. We are also required to seek stockholder approval for the issuance of the shares of common stock upon conversion of the New Convertible Notes in accordance with the Amendment Agreement.

As a result of the Conversion Price of the New Convertible Notes being less than the conversion price of the Existing Convertible Notes, the conversion price of the Existing Convertible Notes automatically adjusted to the Conversion Price on the Effective Date.

The New Convertible Notes also provide that, at any time after March 23, 2026, the Company may require holders to convert all or a portion of the outstanding principal into shares of common stock (a “Mandatory Conversion”) if certain conditions are satisfied. Specifically, the volume-weighted average price (“VWAP”) of the Company’s common stock on its principal trading market must exceed $44.785 (as adjusted for stock splits and similar events) for 30 consecutive trading days and no Equity Conditions (defined below) failure may exist. The Company may not effect more than one Mandatory Conversion during any 20-trading-day period and may not exercise its right if an event of default has occurred and is continuing. A Mandatory Conversion is subject to cancellation if the stock price falls below the minimum conversion price or if an Equity Conditions failure occurs prior to the conversion date, unless waived by the holder. In lieu of conversion of any portion of the notes that cannot be converted due to an Equity Conditions Failure, the Company may instead require the holder to exchange such portion into the right to receive the same number of shares issuable upon conversion, pursuant to Section 3(a)(9) of the Securities Act, on mutually agreeable terms. The “Equity Conditions” generally require, among other things, that the Company’s registration statement registering the resale of the common stock issuable upon conversion of the New Convertible Notes is effective or the shares are otherwise eligible for resale, that the common stock remains listed and tradable on an eligible market, that no event of default or material breach exists, that certain specific volume requirements have been met, that sufficient authorized shares are available, that no material, non-public information or unresolved disputes exist, and that the stockholders of the Company have approved the issuance of shares of common stock in excess of the Exchange Cap.

Additionally, the New Convertible Notes provide that, if at any time and from time to time on or after the issuance date thereof, there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Company’s common stock, other than the October 20, 2025, Reverse Stock Split, which is excluded from such reset provisions (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price (as defined below) is less than the Conversion Price then in effect (after giving effect to certain adjustments), then on the 16th Trading Day (as defined in the New Convertible Notes) immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to certain adjustments) shall be reduced (but in no event increased) to the Event Market Price. “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the volume weighted average prices (VWAP) of the Company’s common stock for each of the five Trading Days with the lowest VWAP of the Company’s common stock during the 15 consecutive Trading Day period ending and including the Trading Day immediately preceding the 16th Trading Day after such Stock Combination Event Date, divided by (y) five. Such adjustment may reduce the Conversion Price of the New Convertible Notes (and Existing Convertible Notes), increase significantly the number of shares of common stock issuable upon exercise of the Convertible Notes and cause significant dilution to existing stockholders.

Additionally, if the Company issues or sells shares of common stock after the Closing Date at a price lower than the then-current conversion price of the Convertible Notes (a “Dilutive Issuance”), subject to certain excepted issuances, the conversion price of the Convertible Notes will be adjusted downward to match the price of such newly issued shares.

Finally, if the Company issues or enters into an agreement to issue common stock, options, or convertible securities with a price that varies or may vary with the market price of the common stock (excluding certain at-the-market offerings and customary anti-dilution adjustments), the holders of the New Convertible Notes have the right, but not the obligation, to elect to use such “Variable Price” for purposes of converting the New Convertible Notes. The holder may make this election on a per-conversion basis and is not required to rely on the Variable Price for any future conversions.

The New Convertible Notes provide for certain covenants, including that the Company shall maintain, at all times, (i) a balance of $5 million or more held in accounts other than the controlled securities account entered into at the consummation of the transaction and (ii) a loan-to-value ratio of no more than 100%, in addition to other customary covenants and events of default that are typical for transactions of this type and certain affirmative and negative covenants.

Pursuant to the Amendment Agreement, the Company has agreed to certain obligations to register and maintain the registration of the shares of common stock underlying the New Convertible Notes, including filing within 15 calendar days of the Effective Date, a resale registration statement to register for resale the shares underlying the New Convertible Notes. Under this agreement, the Company shall be required to provide certain registration rights under the Securities Act and applicable state securities laws for the resale of the shares of common stock issuable upon conversion of the New Convertible Notes. The required registration statement became effective upon filing with the Commission on October 6, 2025.

A holder of Convertible Notes may not convert the Convertible Notes to the extent (but only to the extent) such holder or any of its affiliates would beneficially own a number of shares of our common stock which would exceed 9.99% (the “Maximum Percentage”) of the outstanding shares of the Company common stock following such conversion.

The security documents consist of (i) a Pledge and Security Agreement dated August 8, 2025, entered into by the Company, certain subsidiaries of the Company and the collateral agent, which is an affiliate of the Investor (the “Collateral Agent”); (ii) a control agreement in respect of the ETH Collateral entered into by the Company, the Collateral Agent and the custodian of such account, (iii) a control agreement in respect of the Cash Collateral entered into by the Company, the Collateral Agent and the custodian of such account, and (iv) a guaranty agreement entered into by certain subsidiaries of the Company in favor of the Investor. In addition, the Company will pay up to $250,000 in legal fees of the Investor’s counsel.

Exchange Cap

At a special meeting of stockholders held on October 7, 2025, the Company’s stockholders approved the issuance of the shares of common stock under the Existing Convertible Notes.

The Investor is not permitted to convert the New Convertible Notes to the extent that the shares of the Company’s common stock deliverable upon conversion thereof would exceed 19.99% of the Company’s outstanding shares immediately prior to the date of the Amendment Agreement (the “Exchange Cap”) without prior stockholder approval. We are also required to seek stockholder approval for the issuance of the shares of the Company’s common stock upon conversion of the New Convertible Notes in accordance with the Amendment Agreement, and are seeking such approval at the Special Meeting.

For the sake of clarity, approval of this proposal by stockholders at the Special Meeting will be deemed the approval of all shares of common stock issuable upon conversion of the New Convertible Notes, including in the event of changes to the Conversion Price on the Reset Date, in connection with a Dilutive Issuance or in the event the Variable Price conversion rate is triggered, or otherwise.

Why does the Company need Stockholder Approval?

The Company’s common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Amendment Agreement, we are seeking stockholder approval for elimination of the Exchange Cap to permit the potential issuance of more than 20% of the Company’s outstanding common stock upon conversion of the New Convertible Notes.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Without the Exchange Cap, the aggregate number of shares of the Company’s common stock issuable upon the conversion of the New Convertible Notes could exceed 20% of our outstanding common stock on the date we issued the New Convertible Notes and could potentially be issued at a price less than the greater of the book value or market of the shares on the applicable date. Therefore, the Exchange Cap was added to the provisions of the New Convertible Notes, which restrict the New Convertible Notes from being convertible into shares of common stock in excess of 19.99% of our outstanding common stock on the date we issued the New Convertible Notes.

To meet the requirements of the Nasdaq 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to remove the Exchange Cap provisions under the New Convertible Notes to permit the potential issuance of more than 20% of our outstanding common stock upon conversion of the New Convertible Notes.

What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the New Convertible Notes and therefore potentially issue shares of common stock issuable upon the conversion of the New Convertible Notes in excess of 20% of our issued and outstanding shares of common stock as of the date we issued the New Convertible Notes.

Effect of Elimination of Exchange Cap

If stockholders approve the CN Nasdaq 20% Cap Removal Proposal, the New Convertible Notes may be converted into shares of common stock at the election of the holder of the New Convertible Notes. The issuance of shares of common stock upon conversion of the New Convertible Notes will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to the investor could adversely affect prevailing market prices of our shares of common stock.

For conversions at the election of the holder, at the current conversion rate of $30.50 for such conversions, the Principal Amount of New Convertible Notes would be convertible into approximately 11,799,934 shares of common stock, representing approximately 42% dilution to current stockholders based on 16,022,281 shares of common stock outstanding on October 17, 2025 (the Record Date), provided that the conversion price of the New Convertible Notes is subject to further adjustments as discussed above under “Conversion”.

What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is not Approved?

Repayment of the New Convertible Notes in Cash

If the CN Nasdaq 20% Cap Removal Proposal is not approved, to the extent that conversion of the New Convertible Notes by the holders or by the Company pursuant to their terms would result in the issuance of more than 20% of the issued and outstanding shares of common stock at the time the Company issued the New Convertible Notes, the Company would be unable to convert the entire amount of the New Convertible Notes into shares of common stock and may be forced to pay cash to meet its obligations under the terms of the New Convertible Notes.

Our ability to successfully implement our business plans and ultimately maximize value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and ETH treasury strategy. If we are required to repay our obligations under the New Convertible Notes in cash rather than shares of our common stock, we may not have the necessary capital to fully satisfy our ongoing business needs and ETH treasury strategy, and result in a delay to or adversely affect our business plans and ETH treasury strategy.

Potential Future Dilution

If the Company cannot issue shares of common stock in direct settlement of installment amounts under the New Convertible Notes because of the Exchange Cap, and the Company does not otherwise have sufficient available cash to meet such obligations, the Company may seek to raise additional capital through the issuance of shares of common stock or preferred stock, which issuances may be at prices more dilutive to stockholders than the terms permitting conversion of installment amounts into shares under the New Convertible Notes and may result in additional transaction expenses. To the extent that the Company engages in such transactions to raise additional capital, the current stockholders could be substantially diluted.

Obligation to Continue to Seek Approval

If our stockholders do not approve this proposal, we shall cause an additional stockholder meeting to be held on or prior to the one hundred and eightieth (180th) calendar day after September 23, 2025. If, despite the Company’s reasonable best efforts it has not obtained stockholder approval for this proposal after such subsequent stockholder meetings, the Company shall cause an additional stockholder meeting to be held semi-annually thereafter (including the Company’s annual meeting and a special meeting of stockholders, as applicable) until stockholder approval for this proposal is obtained, which would require additional Company resources, including use of available working capital associated with holding one or more stockholder meetings to seek such stockholder approval.

We are not seeking the approval of our stockholders to authorize our issuance of the New Convertible Notes, as we have already issued the New Convertible Notes, which are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents relating to the New Convertible Notes. The New Convertible Notes will remain outstanding and the terms of the New Convertible Notes will remain binding obligations of the Company.

Where can I find more information regarding the New Convertible Notes?

The above descriptions set forth the material terms of the New Convertible Notes. A more detailed description of the New Convertible Notes, the Securities Purchase Agreement, Amendment Agreement and related transaction documents can be read in the Company’s Current Report on Form 8-K/A (Amendment No. 1) as filed with the SEC on September 22, 2025, which is incorporated by reference herein — see “Incorporation by Reference”, below.

The Securities Purchase Agreement, Amendment Agreement and the Form of New Convertible Notes are attached as exhibits to, or incorporated by reference as exhibits to, the Company’s Current Report on Form 8-K/A (Amendment No. 1) as filed with the SEC on September 22, 2025.

Required Vote of Stockholders

This Proposal 1 to approve the CN Nasdaq 20% Cap Removal requires approval by the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting by holders of voting capital stock who are present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 1.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the CN Nasdaq 20% Cap Removal Proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF
THE CN NASDAQ 20% CAP REMOVAL PROPOSAL.

Proposal 2
Adjournment of the Special Meeting to Solicit Additional Proxies

Overview

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the CN Nasdaq 20% Cap Removal Proposal (the “Adjournment Proposal”). We intend to move to adjourn the Meeting to enable our Board to solicit additional proxies for approval of the CN Nasdaq 20% Cap Removal Proposal if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the proposal is insufficient to approve the proposal. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the CN Nasdaq 20% Cap Removal Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the CN Nasdaq 20% Cap Removal Proposal, such that the proposals would be defeated, we could adjourn the Meeting without a vote on the proposals and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 2, pursuant to our Third Amended and Restated Bylaws, any meeting of stockholders may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place, and the approval or non-approval of this Proposal 2 shall not limit such right of the chairman.

Vote Required

Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote thereon, to be approved. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 2.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the CN Nasdaq 20% Cap Removal Proposal.

Other Matters

Annual Report

Copies of our Annual Report on Form 10-K (including our audited financial statements) and the other filings incorporated by reference herein, as discussed below under “Incorporation by Reference”, filed with the SEC may be obtained without charge by writing to ETHZilla Corporation, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480, attention: Secretary. Exhibits to the filings incorporated by reference herein will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Additional Filings

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet, www.ethzilla.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480.

Other Matters to be Presented at the Special Meeting

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)     No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)    No director of us has informed us that he or she intends to oppose the action taken by us set forth in this Proxy Statement.

Incorporation by Reference

The SEC allows us to incorporate by reference into this Proxy Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this Proxy Statement and before the Special Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this Proxy Statement the following documents filed by us with the SEC under the Exchange Act:

(a)     The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto filed with the SEC on April 25, 2025, and Amendment No. 2 thereto filed with the SEC on May 8, 2025 (File No. 001-38105);

(b)    The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on July 23, 2025 (File No. 001-38105); and

(c)     The Company’s Current Reports on Form 8-K and 8-K/A (other than information furnished rather than filed) filed with the SEC on August 5, 2025; August 18, 2025, August 21, 2025, September 25, 2025 and October 15, 2025.

We undertake to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Proxy Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth below under “Company Contact Information.”

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to ETHZilla Corporation:

ETHZilla Corporation

Attn: Investor Relations

2875 South Ocean Blvd., Suite 200, Palm Beach, Forida 33480

Email: ir@ETHZilla.com

ETHZILLA CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – DECEMBER 16, 2025 AT 9:00 A.M. PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned stockholder of ETHZilla Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around November 4, 2025, and hereby appoints McAndrew Rudisill and Eric R. Van Lent (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held virtually on December 16, 2025, at 9:00 a.m Pacific time, virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM, and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/ETHZ PHONE: 1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF ETHZILLA CORPORATION PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS ONE AND TWO. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR AGAINST ABSTAIN To approve for purposes of complying with Section 5635(d) of the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Amendment and Waiver Agreement dated September 22, 2025, between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes. CONTROL ID: REQUEST ID: Proposal 2 FOR AGAINST ABSTAIN Approval of the adjournment of the Special Meeting, if necessary. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposals One and Two, and for all such other business as may properly come before the meeting in the sole determination of the Proxies. MARK HERE FOR ADDRESS CHANGE New Address (if applicable): IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: , 2025 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)